UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 31, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

10497 Town and Country Way, Suite 700

Houston, Texas 77024

(Address of Principal Executive Offices)

(713) 239-1154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously announced, on March 9, 2015, BPZ Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the proceeding In re BPZ Resources, Inc., Case No. 15-60016 (the “Bankruptcy Case”). Additional information regarding the Bankruptcy Case can be found at www.bpzenergy.com and www.kccllc.net/bpz.

On October 1, 2015, the Company filed with the Bankruptcy Court a Second Amended Plan of Liquidation (the “Plan”) and related amended disclosure statement pursuant to Chapter 11 of the Bankruptcy Code. Also as previously disclosed, on November 12, 2015, the Bankruptcy Court entered its Order Finally Approving Second Amended Disclosure Statement and Confirming Second Amended Chapter 11 Plan (the “Confirmation Order”) of the Company.

As of December 31, 2015, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied or waived in accordance therewith and the effective date (the “Effective Date”) of the Plan occurred. On the same date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effectiveness”) with the Bankruptcy Court. A copy of the Notice of Effectiveness is attached hereto as Exhibit 99.1 and incorporated into this Item 1.03 by reference.

AS A RESULT OF THE PLAN BEING EFFECTIVE, ALL OF THE COMPANY’S EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, WERE CANCELLED WITHOUT CONSIDERATION AND HAVE NO VALUE.

The Company will shortly file a Certification of Termination of Registration on Form 15 with the Securities and Exchange Commission for the purpose of terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03 Material Modifications to the Rights of Security Holders.

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date.

Item 7.01 Regulation FD.

On December 31, 2015, the Company issued a press release announcing the effectiveness of the Plan. A copy of the related press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Notice of Effective Date of the Plan for BPZ Resources, Inc.
Exhibit 99.2	Press Release, dated as of December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: December 31, 2015	By:	/s/ J. Durkin Ledgard
	Name:	J. Durkin Ledgard
	Title:	Chief Legal, Administrative and Commercial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Notice of Effective Date of the Plan for BPZ Resources, Inc.
Exhibit 99.2	Press Release, dated December 31, 2015